KPMG Peat Marwick Letterhead
                                                        Exhibit 23.1


                   CONSENT OF INDEPENDENT
                CERTIFIED PUBLIC ACCOUNTANTS
        ------------------------------------------------

The Board of Directors
Advanced Technology Laboratories, Inc.:

We consent to the use of our reports incorporated herein by reference in the registration statement.

KPMG Peat Marwick LLP


Seattle, Washington
June 24, 1997